UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 25, 2005

Champion Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-9751	38-2743168
(Commission File Number)	(IRS Employer Identification No.)

2701 Cambridge Court, Suite 300, Auburn Hills, Michigan	48326
(Address of Principal Executive Offices)	(Zip Code)

(248) 340-9090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 8, 2005, Champion Enterprises, Inc. (the “Company”) and its subsidiary NEBS Acquisition Corp. completed the acquisition of the business and substantially all the assets, including real and personal property, inventory and accounts receivable, of New Era Building Systems, Inc. and its affiliates Castle Housing of Pennsylvania, Ltd. and Carolina Building Solutions, L.L.C. (collectively, “New Era”). In connection with that acquisition, attached hereto is the audited balance sheet as of August 8, 2005 of New Era Building Systems, Inc. accompanied with notes thereto and the related report issued on October 21, 2005 by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

23	Consent of PricewaterhouseCoopers LLP.

99.1	Audited balance sheet of New Era at August 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPION ENTERPRISES, INC.

By:	/s/ Phyllis A. Knight
Phyllis A. Knight,
Executive Vice President and Chief Financial Officer

Date: October 25, 2005

Exhibit Index

Exhibit No.	Description

Exhibit 23	Consent of PricewaterhouseCoopers LLP.

Exhibit 99.1	Audited balance sheet of New Era at August 8, 2005.